                                                                    Exhibit 10.2

                                    SCHEDULE

                                     to the

                                Master Agreement

                          dated as of January 13, 1998

                                    between


              BankBoston, N.A. and CMG Information Services, Inc.
                              (the "Counterparty")

                                    ("Bank")
                                    --------

                                     Part 1
                                     ------

                             Termination Provisions
                             ----------------------

 In this Agreement:

(1)  "Specified Entity":

     (a) means, in relation to Bank, none, and

     (b) means, in relation to the Counterparty, all affiliates of the Counterparty, including, without limitation, Direct Interactive Inc., Saleslink Corporation, and Pacific Direct Marketing Corp.

(2) "Specified Transaction" will have the meaning specified in Section 12 of this Agreement. Specified Transaction for purposes of clause (c) of the definition thereof shall also mean the Repurchase Agreement, dated as of January 13, 1998, between the Counterparty and Long Lane Master Trust.

(3) The "Cross Default" provisions of Section 5(a)(vi) will apply to Bank and the Counterparty, and for such purpose:

     (a) "Specified Indebtedness" means (i) with respect to either party hereto, any obligation (whether present or future, contingent or otherwise, as principal or surety or otherwise) in respect of borrowed money and
          (ii) with respect to the Counterparty, the Revolving Credit and Term Loan Agreement, dated as of October 24, 1996 among the Bank, the Counterparty, Saleslink Corporation, Pacific Direct Marketing Corp., and the other lending institutions set forth on Schedule I thereto.

     (b) "Threshold Amount" means (i) in relation to Bank, an amount equal to 3 percent of the total stockholders' equity of Bank and (ii) in relation to the Counterparty, U.S. $500,000.

(4)  "Termination Currency" means United States Dollars.

(5) The "Credit Event Upon Merger" provisions of Section 5(b)(iv) of the Agreement will apply to Bank and the Counterparty.

(6) "Additional Termination Event" means for purposes of Section 5(c), any termination by the Counterparty, at its sole discretion, upon delivery of written notice to the Bank five Business Days prior to such termination.

(7) The "Automatic Early Termination" provisions of Section 6(a) will not apply to either party.

(8)  For purposes of computing amounts payable on early termination:

     (a) Market Quotation will apply to this Agreement, and

     (b)  The Second Method will apply to this Agreement.


                                     Part 2
                                     ------

                         Agreement to Deliver Documents
                         ------------------------------


For the purpose of Section 4(a), each party agrees to deliver the following documents, as applicable.

Party required to       Form/Document Certificate      Date by which to
deliver document        -------------------------      be delivered
----------------                                       ------------

Counterparty          An executed United States         Upon execution
                      Internal Revenue Service form     of this Agreement
                      W-9 (or any successor thereto).


Party required          Form/Document Certificate          Date by which to      Covered by
to deliver              -------------------------            be delivered       Section 3(d)
document                                                     ------------      Representation
--------                                                                       ---------------
Counterparty      A certificate of an authorized          Upon execution of        Yes
and Bank          officer for such party certifying the   this Agreement
                  authority, names and true               and as deemed
                  signatures of the officers signing      necessary for any
                  this Agreement and each                 further
                  Confirmation reasonably                 documentation.
                  satisfactory in form and substance
                  to each party.

Counterparty      Certified copies of documents           Upon execution of        Yes
                  evidencing each action taken by         this Agreement.
                  Counterparty to authorize its
                  execution of this Agreement, and
                  each Confirmation, and the
                  performance of its obligations
                  hereunder as well as its bylaws
                  and articles of incorporation.

Counterparty      Annual audited financial statements     Promptly upon            Yes
                  prepared in accordance with             request.
                  generally accepted accounting
                  principles in the United States.

Counterparty      Quarterly unaudited financial           Promptly upon            Yes
                  statements prepared in accordance       request.
                  with generally accepted accounting
                  principles in the United States.

Counterparty      A written opinion of legal counsel      Upon execution of         No
                  to Counterparty reasonably              this Agreement if
                  satisfactory in form and substance      requested and as
                  to Bank.                                deemed necessary.

Counterparty      Such other documents as Bank            Promptly upon            Yes
                  may reasonably request in               request.
                  connection with each transaction.

                                     Part 3
                                     ------

                                 Miscellaneous
                                 -------------

(1)  Governing Law.  This Agreement will be governed by and construed in
     -------------
     accordance with the laws of the State of New York without reference to choice of law doctrine.

(2)  Notices.
     -------

     (a) In connection with Section 10, all notices to Bank shall, with respect to any particular Transaction, be sent to the address, telex number or facsimile number specified in the relevant Confirmation, and any notice for purposes of Sections 5 or 6 shall be sent to the address, telex number or facsimile number specified below.

          BankBoston, N.A.
          100 Federal Street
          Boston, MA  02110
          Attention:
          Telex:
          Answerback:
          Facsimile No.:

     (b) In connection with Section 10, all notices to the Counterparty shall, with respect to any particular Transaction, be sent to the address, telex number or facsimile number specified in the relevant Confirmation and any notice for purposes of Section 5 or 6 shall be sent to the address, telex number or facsimile number specified below:

          CMG Information Services, Inc.
          100 Brickstone Square
          Andover, MA 01810
          Attention:
          Telex:
          Answerback:
          Facsimile No.:

(3)  Netting of Payments.  Section 2(c)(ii) of this Agreement will apply with
     -------------------
     respect to all Transactions under this Agreement.

(4)  Credit Support Documents
     ------------------------

     With respect to this Agreement, Credit Support Document means the ISDA Credit Support Annex, dated the date hereof, between the parties hereto, which shall provide credit support for the obligations of the Counterparty to the Bank and which shall have an Independent Amount equal to $23,000,000.

(5)  Credit Support Provider
     -----------------------

     None.

                                     Part 4
                                     ------

                                Other Provisions
                                ----------------

(1)  ISDA Definitions.  Reference is hereby made to the 1991 ISDA Definitions
     ----------------
     (the "ISDA Definitions") each as published by the International Swaps and Derivatives Association, Inc., which are hereby incorporated by reference herein. Any terms used and not otherwise defined herein which are contained in the ISDA Definitions shall have the meaning set forth therein.

(2)  Set-off.   "Set-off" shall, for purposes of this Agreement and any Credit
     -------
     Support Document, have the meaning set forth in Section 12 and shall include without limitation the rights in Section 6(f). Section 6 of this Agreement is modified to include the following additional sub-clause (f):

     "(f) Set-off. Any amount (the "Early Termination Amount") payable to one party (the "Payee") by the other party (the "Payer") under Section 6(e), in circumstances where there is a Defaulting Party or one Affected Party will, at the option of the party ("X") other than the Defaulting Party or Affected Party (and without prior notice to same) be reduced by its set-off against any amount(s) (the "Other Agreement Amount") payable (whether at such time or in the future or upon the occurrence of a contingency) by the Payee to the Payer (irrespective of the place of payment or booking office of such obligation) under any other agreement(s) between the Payee and the Payer or instrument(s) or undertaking(s) issued or executed by one party to, or in favor of, the other party

          (and the Other Agreement Amount(s) will be discharged promptly and in all respects to the extent it is so set-off). X will give notice to the other party of any set-off effected under this Section 6(f).

          If an obligation is unascertained, X may in good faith estimate that obligation and set-off in respect of the estimate, subject to the relevant party accounting to the other when the obligation is ascertained.

          Nothing in this Section 6(f) shall be effective to create a charge or other security interest. This Section 6(f) shall be without prejudice and in addition to any right of set-off otherwise available to a party (whether by operation of law, contract, or otherwise)."

(3)  Calculation Agent.  The Calculation Agent will be Bank.
     -----------------

(4)  Severability.  In the event any one or more of the provisions contained in
     ------------
     this Agreement should be held invalid, illegal, or unenforceable in any respect, the validity, legality and enforceability of the remaining provisions contained herein shall not in any way be affected or impaired thereby. The parties shall endeavor, in good faith negotiations, to replace the invalid, illegal or unenforceable provisions with valid provisions the economic effect of which comes as close as possible to that of the invalid, illegal or unenforceable provisions.

(5)  Non-Reliance.  In connection with the negotiation of the entering into, and
     ------------
     the confirming of the execution of this Agreement, each Transaction, and any other documentation relating to this Agreement to which the Counterparty is a party or that the Counterparty is required by this Agreement to deliver:

     (i) the Counterparty is acting for its own account, and it has made its own independent decisions to enter into that Transaction and as to whether that Transaction is appropriate or proper for it based upon its own judgment and upon advice from such advisors as it has deemed necessary;

     (ii) the Counterparty is not relying (for purposes of making any investment decision or otherwise) upon any advice, counsel, or representations (whether written or oral) of the other party to this Agreement, each Transaction or such other documentation other than the representations expressly set forth in this Agreement, and in any Confirmation; it being understood that information and explanations related to the terms and conditions of a Transaction shall not be considered investment advice or a recommendation to enter into that Transaction. No communication (written or oral) received from the other party shall be deemed to be an assurance or guarantee as to the expected results of that Transaction;

     (iii) the Counterparty has consulted with its own legal, regulatory, tax, business, investment, financial and accounting advisors to the extent it has deemed necessary, and it has made its own investment, hedging and trading decisions (including decisions regarding the suitability of any Transaction pursuant to this Agreement) based upon any advice from such advisors as it has deemed necessary and not upon any view expressed by the other party to this Agreement, each Transaction or such other documentation;

     (iv) the Counterparty is capable of assessing the merits of and evaluating and understanding (on its own behalf or through independent professional advice), and it has a full understanding of all the terms, conditions, and risks (economic and otherwise) of the Agreement, each Transaction, and such other documentation and is capable of assuming and willing to assume (financially and otherwise) those risks;

     (v) the Counterparty is entering into this Agreement, each Transaction, and such other documentation for the purposes of managing its borrowings or investments, hedging its underlying assets or liabilities or in connection with a line of business and not for purposes of speculation;

     (vi) the Counterparty is entering into this Agreement, each Transaction, and such other documentation as principal, and not as agent or in any other capacity, fiduciary or otherwise; and

     (vii) the Bank (a) is not acting as a fiduciary or financial, investment or commodity trading advisor for it; (b) has not given to the Counterparty (directly or indirectly through any other person) any assurance, guaranty or representation whatsoever as to the merits (either legal, regulatory, tax, financial, accounting or otherwise) of this Agreement, each Transaction, and such other documentation; and (c) has not committed to unwind the Transactions.

(6)  Waiver of Jury Trial.  Each party hereby irrevocably waives any and all
     --------------------
     right to trial by jury in any proceedings arising out of or relating to this Agreement or any transaction contemplated hereby.

(7)  Confidentiality.  The existence of this Agreement, its contents and the
     ---------------
     existence of and contents and all other instruments and documents relating to this Agreement, and any information made available by one party to the other party with respect to this Agreement or any Transaction hereunder is confidential and shall not be discussed with or disclosed to any third party (nor shall any public announcement or press release relating to this Agreement or any Transaction hereunder be made by either party, except with the prior written consent of the other party hereto), except for such information (i) as may become generally available to the public, (ii) as may be required or appropriate in response to any summons, or otherwise in connection with any litigation or to comply with any applicable law, order, regulation, ruling, or accounting disclosure rule or standard (iii) as may be obtained from a non-confidential source that disclosed such information in a manner that did not violate its obligations to the other party in making such disclosure, or (iv) as may be furnished to that party's auditors, attorneys, advisors, or financial institutions with which the party has a written agreement or which are otherwise required to keep the information that is disclosed in confidence.

     Please confirm your agreement to the terms of the foregoing Schedule by signing below.

                 BANKBOSTON, N.A.


                 By:  /s/ Liam G. Stokes
                    -----------------------------------
                    Name:   LIAM G. STOKES
                    Title:     Director


                 CMG INFORMATION SERVICES, INC.

                 By:
                    -----------------------------------
                    Name:
                    Title:

     Please confirm your agreement to the terms of the foregoing Schedule by signing below.

                    BANKBOSTON, N.A.


                    By:
                       -------------------------
                       Name:
                       Title:


                    CMG INFORMATION SERVICES, INC.

                    By: /s/ Andrew J. Hajducky
                       -------------------------
                       Name:  Andy Hajducky
                       Title:  Chief Financial Officer